SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                  CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): OCTOBER 29, 1996
                         Commission file number 0-18160

                                  4HEALTH, INC.
             (Exact name of registrant as specified in its charter)
                                ----------------


         Utah                                                 87-0468225
------------------------                                 --------------------
(State of incorporation)                                  (I.R.S. Employer
                                                         Identification No.)

5485 Conestoga Court
Boulder, Colorado  80301                                         80301
---------------------------------------                   ------------------
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including Area Code:
(303) 546-6306
                                ----------------



Surgical Technologies, Inc.,
2801 South Decker Lake Lane,
Salt Lake City, Utah  84119,
March 31
----------------------------------------------------
(Former name, former address, and former fiscal year)


ITEM 8.  CHANGE IN FISCAL YEAR

   On October 29, 1996, the Board of Directors of 4Health, Inc. elected to change the Company's fiscal year end from March 31 to December 31. Such change will be reflected in the Company's next report filed on Form 10-Q for the period ending September 30, 1996.

SIGNATURES

                                                  4HEALTH, INC.


Dated:  November 4, 1996                      By: /s/ R. Lindsey Duncan
                                                  ---------------------------
                                                  R. Lindsey Duncan
                                                  President,
                                                  Chief Executive Officer